SMITH BARNEY FUNDS, INC.
on behalf of the
Smith Barney Large Cap Value Fund
(the "Fund")

Supplement dated May 17, 2001 to the
Prospectus and Statement of Additional Information, each dated April 30, 2001

The following information supplements certain information contained in the Prospectus and Statement of Additional
Information of the Fund.

	Steve Craige, CFA, has joined Giri Bogavelli, CFA, as co-portfolio manager of the Fund. Mr. Craige and Mr. Bogavelli, together with a team of equity portfolio managers, are responsible for the day to day management of the Fund. Mr. Craige, a Director of Salomon Smith Barney Inc. and an investment officer of the Fund, has 17 years of securities business experience with Salomon Smith Barney or a predecessor firm.


FD